UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2017

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

25134 Rye Canyon Loop, Suite 300 Valencia, California	91355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (661) 775-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 18, 2017, MannKind Corporation (the “Company”) and MannKind LLC, the Company’s wholly-owned subsidiary, entered into an Exchange Agreement with Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P. (collectively, “Deerfield”) pursuant to which the Company agreed to, among other things, (i) repay $4 million principal amount under the 8.75% Senior Convertible Notes due 2019 held by Deerfield (the “Tranche B Notes”), (ii) exchange $1 million principal amount under the Tranche B Notes for 869,565 shares of the Company’s common stock (the “Tranche B Exchange Shares”) and (iii) exchange $5 million principal amount under the Amended and Restated 9.75% Senior Convertible Notes due 2019 held by Deerfield (the “Tranche 1 Notes”) for 4,347,826 shares of the Company’s common stock (together with the “Tranche B Exchange Shares”, the “Exchange Shares”). The exchange price for the Exchange Shares is $1.15 per share. The principal amount being repaid and exchanged under the Tranche B Notes and the principal amount being exchanged under the Tranche 1 Notes represents the principal amount that would have otherwise become due and payable in May 2017 and July 2017 under the Tranche B Notes and Tranche 1 Notes, respectively.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement, a copy of which is attached to this report as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 above is incorporated by reference into this Item 3.02. The Company relied on the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended, for the issuance of the Exchange Shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Exchange Agreement, dated April 18, 2017, by and among MannKind Corporation, MannKind LLC, Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION

By:	/s/ David Thomson
	Name:	David Thomson, Ph.D., J.D.
	Title:	Corporate Vice President, General Counsel and Secretary

Dated: April 19, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Exchange Agreement, dated April 18, 2017, by and among MannKind Corporation, MannKind LLC, Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P.